UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 18, 2007

Accredited Home Lenders Holding Co.

(Exact name of Registrant as specified in its charter)

Delaware	001-32275	04-3669482
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15253 Avenue of Science, San Diego, CA 92128

(Address of principal executive offices) (Zip Code)

(858) 676-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On April 20, 2007, the press release captioned “Accredited Mortgage Loan REIT Trust Receives NYSE Notice” and attached hereto as Exhibit 99.1 was issued. Accredited Mortgage Loan REIT Trust (the “REIT”) is an indirect subsidiary of Accredited Home Lenders Holding Co. (“Accredited”). All of REIT’s outstanding common shares are owned by Accredited Home Lenders, Inc., a wholly-owned subsidiary of Accredited. The full text of the press release is hereby incorporated into this item 8.01 by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01—Financial Statements and Exhibits:

(d) Exhibits:

99.1	Press Release dated April 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accredited Home Lenders Holding Co.

Date: April 23, 2007

	By:	/s/ James A. Konrath
James A. Konrath
Chairman of the Board and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press Release dated April 20, 2007

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